UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): March 13, 2025

International Land Alliance, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-56111	46-3752361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 10th Avenue, Suite 1000

San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(877) 661-4811

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	ILAL	OTC:QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2025, July 16, 2025 and August 18, 2025, International Land Alliance, Inc., a Wyoming corporation (the “Company”), issued to Quick Capital LLC, a Wyoming limited liability company, convertible promissory notes for the principal amounts of a $250,000, $155,555.56 and $31,111.11, respectively, for an aggregate principal amount of $436,666.67 (each a “Note” and collectively the “Notes”). Each Note was issued pursuant to a Note Purchase Agreement dated therewith. The Company received an aggregate of $347,100 gross proceeds from the sale of the Notes, after deductions for original issue discounts from 10% to 20%, and lender legal fees from $2,500 to $5,000.

The principal amount of the Notes (together with accrued interest) mature nine (9) months from issuance. The Notes bear a guaranteed interest at a rate of 12%. Upon an event of a default under a Note (as more fully described in the Notes), the Note shall accrue interest at annual rate of the lesser of 24% or maximum rate allowed by law.

The Notes are convertible at the holder’s option at any time after 180 days from issuance or upon event of default, into shares of the Company’s Common Stock at a conversion price equal to $0.11 per share, or in the case of event of default, at a price equal to the lower of $0.11 or 65% of the lowest trading price for the proceeding 20 days prior to conversion.

The foregoing description of the Notes is a summary and is qualified in its entirety by reference to the documents attached hereto, which documents are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

All of the securities described in this Current Report on Form 8-K were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Convertible Promissory Note dated March 13, 2025
10.2	Convertible Promissory Note dated July 16, 2025
10.3	Convertible Promissory Note dated August 18, 2025
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL LAND ALLIANCE, INC.

By:	/s/ Frank Ingrande
Frank Ingrande
Chief Executive Officer

Date: October 9, 2025